UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2005

Hughes Supply, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-08772	59-0559446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hughes Way, Orlando, Florida	32805
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 841-4755

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

2005 Executive Stock Plan

At the Annual Meeting of Shareholders of Hughes Supply, Inc. (“Hughes Supply”) held on May 19, 2005, the shareholders approved the Hughes Supply, Inc. 2005 Executive Stock Plan (the “2005 Stock Plan”). The 2005 Stock Plan replaces the Hughes Supply, Inc. 1997 Executive Stock Plan, (the “1997 Stock Plan”), from which no awards will be made after the fiscal year ending January 31, 2006. The aggregate number of shares of Hughes Supply’s common stock that may be issued under the 2005 Stock Plan is 2,200,000. The 2005 Stock Plan provides for grants of options to purchase common stock, awards of restricted stock (including performance-based restricted stock), and grants of stock appreciation rights. A copy of the 2005 Stock Plan is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

2005 Annual Incentive Plan

At the Annual Meeting of Shareholders of Hughes Supply held on May 19, 2005, the shareholders approved the material terms of the Hughes Supply, Inc. 2005 Annual Incentive Plan (the “Annual Incentive Plan”). The Annual Incentive Plan provides for cash bonus payments to eligible executive officers based upon the achievement of pre-established and objective performance goals. The Annual Incentive Plan also provides for discretionary bonus awards. The maximum annual incentive award amount payable under the Annual Incentive Plan is 300% of base salary. A copy of the Annual Incentive Plan is filed as Exhibit 10.2 to this Form 8-K and incorporated herein by reference.

On February 14, 2005, the Compensation Committee of the Board of Directors approved the performance goals for the annual incentive awards for Hughes Supply’s fiscal year ending January 31, 2006, under the Annual Incentive Plan for the named executive officers from its most recent proxy statement. The annual performance goals for fiscal year 2006 became effective upon the approval by the shareholders of the material terms of the Annual Incentive Plan. The incentive awards are conditioned on the following performance goals: for Thomas I. Morgan, President and Chief Executive Officer, David Bearman, Executive Vice President and Chief Financial Officer, and Gradie Winstead, Executive Vice President – Strategic Business Development: Earnings per Share, Same-Store Sales Growth and Return on Invested Capital; for Robert A. Machaby, Senior Vice President - Marketing and Vendor Development: Earnings per Share, Return on Invested Capital and individual Performance Objectives; for Michael L. Stanwood, Group President – Industrial PVF: Same Store Sales Growth, Return on Invested Capital and Strategic Initiatives. With the exception of Mr. Morgan, each of the named executive officers is eligible to receive an additional award based on the discretion of the Chief Executive Officer. The maximum bonus amount payable, in cash, for each respective named executive officer, is 225%, 200%, 175%, 125% and 150% of the named executive officer’s base salary, based on actual performance compared with the performance goals established by the Committee.

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Director Compensation

At the meeting of the Compensation Committee of the Board of Directors, held May 19, 2005, the annual retainer for non-employee Directors was increased to $40,000. Each non-employee Director was granted 1,800 shares of restricted stock under the 2005 Executive Stock Plan in accordance with the Form of 2005 Director Stock Award set forth below. The attendance fee for each meeting of the Audit Committee of the Board of Directors was increased to $1,000.

Forms of Award Documents

In connection with the 2005 Stock Plan and the 1997 Stock Plan, the following forms of agreements are being used for fiscal year 2006:

•	Form of Incentive Stock Option Award under the 2005 Stock Plan, which is filed as Exhibit 10.3 to this Form 8-K and incorporated herein by reference;

•	Form of Nonqualified Stock Option Award under the 2005 Stock Plan, which is filed as Exhibit 10.4 to this Form 8-K and incorporated herein by reference;

•	Form of Restricted Stock Award under the 2005 Stock Plan, which is filed as Exhibit 10.5 to this Form 8-K and incorporated herein by reference;

•	Form of 2005 Performance-Based Restricted Stock Award under the 2005 Stock Plan, which is filed as Exhibit 10.6 to this Form 8-K and incorporated herein by reference;

•	Form of Incentive Stock Option Award under the 1997 Stock Plan, which is filed as Exhibit 10.7 to this Form 8-K and incorporated herein by reference;

•	Form of 2005 Performance-Based Restricted Stock Award under the 1997 Stock Plan, which is filed as Exhibit 10.8 to this Form 8-K and incorporated herein by reference; and

•	Form of 2005 Director Stock Award under the 2005 Executive Stock Plan.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of Shareholders of Hughes Supply held on May 19, 2005, the shareholders approved the amendment and restatement of the articles of incorporation of Hughes Supply. The articles of incorporation were amended to (1) increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 and (2) remove the historical provisions of the articles of incorporation that describe the powers and purposes of Hughes Supply.

The amended and restated articles of incorporation became effective on May 19, 2005, and are filed as Exhibit 3.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 3.1	Amended and Restated Articles of Incorporation of Hughes Supply, Inc.

Exhibit 10.1	Hughes Supply, Inc. 2005 Executive Stock Plan

Exhibit 10.2	Hughes Supply, Inc. 2005 Annual Incentive Plan

Exhibit 10.3	Form of Incentive Stock Option Award under the 2005 Executive Stock Plan

Exhibit 10.4	Form of Nonqualified Stock Option Award under the 2005 Executive Stock Plan

Exhibit 10.5	Form of Restricted Stock Award under the 2005 Executive Stock Plan

Exhibit 10.6	Form of 2005 Performance-Based Restricted Stock Award under the 2005 Executive Stock Plan

Exhibit 10.7	Form of 2005 Incentive Stock Option Award under the 1997 Executive Stock Plan

Exhibit 10.8	Form of 2005 Performance-Based Restricted Stock Award under the 1997 Executive Stock Plan

Exhibit 10.9	Form of 2005 Director Stock Award under the 2005 Executive Stock Plan

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2005

Hughes Supply, Inc.

By:	/s/ David Bearman
David Bearman
Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

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